                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ ]
Filed by a party other than the Registrant [X]
Check the appropriate box:
[ ]  Preliminary Proxy Statement        [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement              Commission Only (as Permitted
[ ]  Definitive Additional Materials         by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or  240.14a-12

                         THE EQUI-SELECT SERIES TRUST
                         ----------------------------
               (Name of Registrant as Specified In Its Charter)

                         THE EQUI-SELECT SERIES TRUST
                         ----------------------------
                    (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:_____
     (2)  Aggregate number of securities to which transaction applies:________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:_________________________________
     (4)  Proposed maximum aggregate value of transaction:____________________
     (5)  Total fee paid:_____________________________________________________

[ ]  Fee paid previously with preliminary materials.__________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:_____________________________________________
     (2)  Form, Schedule or Registration Statement No.:_______________________
     (3)  Filing Party:_______________________________________________________
     (4)  Date Filed:_________________________________________________________

The Equi-Select Series Trust
909 Locust Street, Des Moines, Iowa 50309
                                                Tel:  (800) 344-6864





April 6, 1998


Dear Shareholders of the International Fixed Income Portfolio of the Equi-Select Series Trust:

I am writing to share with you a very exciting change concerning your investment in the International Fixed Income Portfolio (the "Portfolio") of the Equi-Select Series Trust (the "Trust")within your Equi-Select or GoldenSelect Variable Annuity Contract. We have recently appointed Baring International Investment Limited, an affiliate of Equitable Life Insurance Company of Iowa ("Equitable Life"), Golden American Life Insurance Company ("Golden American"), and the Trust to serve as Sub-Advisor to the Portfolio. Enclosed are proxy materials for your approval of a new Sub-Advisory Agreement. Except for the named Sub-Adviser, this new Sub-Advisory Agreement would be the same as the current Sub-Advisory Agreement and would become effective on May 1, 1998.

Management of the Trust recommends that you cast your vote "FOR" the approval of the new Sub-Advisory Agreement. I urge you to review the enclosed proxy statement, to cast your vote, and to return promptly the enclosed proxy in the postage prepaid envelope provided. If you sign, date and return the proxy but give no voting instructions, your shares will be voted at the Meeting in favor of the proposal.

Thank you for your attention to this matter. Should you have any questions, feel free to contact your Equitable Life customer service representative at
(800) 344-6864 or your Golden American customer service representative at
(800) 366-0066.

                               Sincerely,

                               /s/Myles R. Tashman
                               Myles R. Tashman
                               Secretary

                    THE EQUI-SELECT SERIES TRUST
                   1001 JEFFERSON STREET, SUITE 400
                         WILMINGTON, DE 19801
                             800-344-6864

-------------------------------------------------------------------
                           PROXY STATEMENT
-------------------------------------------------------------------

                NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                  INTERNATIONAL FIXED INCOME PORTFOLIO
                            April 28, 1998

To the Shareholders of the International Fixed Income Portfolio of the Equi-Select Series Trust:

Notice is hereby given to the holder of beneficial interest (the "Shares") of the International Fixed Income Portfolio of the Equi-Select Series Trust, a Massachusetts business trust, that a Special Meeting ("Meeting") will be held at 1001 Jefferson Street, Suite 400, Wilmington, Delaware, 19801, on April 28, 1998, at 10:00 a.m., local time. At the Meeting, shareholders of the Portfolio will be asked to approve the following proposal:

     To approve a new Sub-Advisory Agreement with respect to the Portfolio among the Trust, Directed Services, Inc. and Baring International Investment Limited ("BIIL");

and to transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Trustees has fixed the close of business on March 31, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                        By Order of the Board of Trustees

                                        /s/Myles R. Tashman
                                        _________________________________
                                        Myles R. Tashman, Secretary
April 6, 1998

------------------------------------------------------------

MANAGEMENT OF THE TRUST RECOMMENDS THAT YOU CAST  YOUR  VOTE
FOR THE APPROVAL OF THE NEW PORTFOLIO MANAGEMENT AGREEMENT.

YOUR VOTE IS IMPORTANT! PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ACCOMPANYING POSTAGE PREPAID ENVELOPE.

IF YOU SIGN, DATE AND RETURN THE PROXY BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE PROPOSAL NOTICED ABOVE.
------------------------------------------------------------

                     THE EQUI-SELECT SERIES TRUST
                   1001 JEFFERSON STREET, SUITE 400
                         WILMINGTON, DE 19801

                             800-344-6864

                           PROXY STATEMENT

                    SPECIAL MEETING OF SHAREHOLDERS
                 INTERNATIONAL FIXED INCOME PORTFOLIO

                            April 28, 1998

     This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of the Equi-Select Series Trust (the "Trust"), a Massachusetts business trust, of proxies to be voted at a Special Meeting of the Shareholders of the Trust, and at any and all adjournments thereof (the "Meeting"), to be held at 1001 Jefferson Street, Suite 400, Wilmington, Delaware, 19801, on April 28, 1998, at 10:00 a.m. local time. The approximate mailing date of this Proxy Statement and accompanying form of proxy is April 6, 1998.

     The Board has fixed the close of business on March 31, 1998, as the record date (the "Record Date") for the determination of holders of shares of beneficial interest ("Shares") of the International Fixed Income Portfolio of the Trust entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full Share held and a fractional vote for each fractional Share.
The Board of Trustees of the Trust is soliciting shareholder votes on a proposal affecting only one portfolio, the International Fixed Income Portfolio of the Trust (the "Portfolio"). Shareholders of the
Portfolio only are being requested to vote on this proposal to approve a new Sub-Advisory Agreement among the Trust, Directed Services, Inc. ("DSI") and Baring Investment International Limited ("BIIL") which new sub-advisory agreement ("BIIL Agreement") would be substantively identical to the current sub-advisory agreement presently in effect
(the "Current Sub-Advisory Agreement") to become effective on the later of May 1, 1998, or approval by a majority the Shareholders of the Portfolio.

     The presence in person or by proxy of the holders of thirty percent of the outstanding Shares is required to constitute a quorum at the
Meeting. As of the Record Date, the sole shareholders of the Portfolio were participating insurance companies. Since participating insurance companies are the legal owners of the Shares, attendance by the participating insurance companies at the meeting will constitute a quorum under the Trust's Declaration of Trust.  Shares beneficially held by Variable Contract Owners present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the
votes cast on the issues before the Meeting.   If you sign, date and
return the proxy but give no voting instructions, your shares will be voted in favor of the proposal noticed above. If the voting instruction is not returned or returned without proper execution, such votes will be cast by the pertinent participating insurance company on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions from contract owners participating in the above-listed Portfolio.

     In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of the shareholders based on a consideration of all relevant factors including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such solicitation. A vote may be taken on a proposal in this Proxy Statement for the Trust prior to any adjournment if sufficient votes have been received for approval of that proposal.

     The Trust is comprised of nine operational portfolios (each a "Portfolio"). Shares of each Portfolio currently are offered to affiliated insurance company separate accounts to serve as an investment medium for variable annuity contracts and variable life insurance policies (collectively, "Variable Contracts") issued by insurance companies. These separate accounts are registered with the Securities and Exchange Commission as investment companies. In accordance with interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), each insurance company ("Participating Insurance Company") issuing a Variable Contract funded by a registered separate account for which the Trust serves as an investment medium is required to request voting instructions from the owners of the Variable Contracts ("Variable Contract Owners") and to furnish a copy of this Proxy Statement to Variable Contract Owners. Further, each such Participating Insurance Company will vote Shares or other voting interests in the separate accounts in proportion to the instructions received from Variable Contract Owners. The insurance company is also required to vote Shares of the Portfolio held in each registered separate account for which it has not received signed instructions in the same proportion as it votes Shares held by that separate account for which it has received instructions. Shares held by an insurance company in its general account, if any, must be voted in the same proportion as the votes cast with respect to Shares held in all of the insurer's registered separate accounts, in the aggregate. Variable Contract Owners permitted to give instructions for the Portfolio and the number of shares for which such instructions may be given for purposes of voting at the Meeting, and at any adjournment thereof, will be determined as of the Record Date for the Meeting. In connection with the solicitation of such instructions from Variable Contract Owners, it is expected that Participating Insurance Companies will furnish a copy of this Proxy Statement to Variable Contract Owners. The Participating Insurance Companies have fixed the close of business on April 27, 1998, as the last day on which voting instructions will be accepted.

     A proxy may be revoked at any time before it is voted by the furnishing of a written revocation, properly executed, to the Trust's Secretary before the Meeting or by attending the Meeting. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of the Trust or Equitable Life Insurance Company of Iowa ("Equitable Life") or their agents or affiliates personally or by telephone. All expenses in connection with the solicitation of the proxies will be borne by Equitable Life or DSI, the manager of the Trust.

     The Trust knows of no items of business other than the Proposal mentioned in the Notice of Meeting that accompanies this Proxy Statement which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named as proxies to vote proxies in accordance with their best judgment.

INTRODUCTION

     As described in the Trust's prospectus, investment management services are provided to the Trust and to each of its several Portfolios by DSI. DSI, located at 1001 Jefferson Street, Wilmington, Delaware 19801, is a New York corporation and a wholly owned subsidiary of ING Groep N.V. ("ING"), a publicly traded company based in the Netherlands with worldwide insurance and banking subsidiaries. DSI is registered with the Securities and Exchange Commission as an investment adviser and a broker-dealer. On January 2, 1998, DSI, an affiliate of Equitable Investment Services, Inc. ("EISI"), the named investment advisor, assumed the responsibilities of EISI under the Investment Advisory Agreement dated October 24, 1997. EISI is located at 909 Locust
Street, Des Moines, Iowa 50309. Subject to the supervision and approval of the Board and of the shareholders of each Portfolio, DSI is responsible for engaging various investment advisory organizations
(each, a "Sub-Advisor") to provide portfolio management services to the respective Portfolios. DSI is also responsible for monitoring and evaluating the performance of the various Sub-Advisors. DSI has formulated a portfolio management strategy for the Trust that would encourage the Trust's growth and provide a range of investment opportunities for the Participating Insurance Companies and their Variable Contract Owners. DSI has come to believe that the Trust's interests, and those of its shareholders, are best served by, through the medium of the Trust's several series, a matrix of diverse but complimentary investment portfolios. As the Trust's Manager, DSI is pursuing this goal by employing Sub-Advisors whose differing styles cover the investment spectrum, from those that favor value-oriented investing to aggressive growth. DSI believes that the proposal set forth in this Proxy Statement represents a step toward furthering this goal. The proposal in this Proxy Statement was presented to a meeting of the Trust's Board of Trustees ("Board") on February 14, 1998, with the recommendation of DSI, and has been considered and approved by the Board, including those Board members ("Independent Trustees") who are not "interested persons" of the Trust within the meaning of the 1940
Act.

     BACKGROUND INFORMATION. Baring International Investment Limited ("BIIL"), located at 155 Bishopsgate, London, England, is registered under the Investment Advisor's Act of 1940 and provides investment management services. BIIL is a wholly owned subsidiary of Baring Asset Management Holdings Limited ("BAMHL"), also located 155 Bishopsgate, London, England and registered in England and Wales. BAMHL, an affiliate of DSI and also a wholly owned subsidiary of ING. is the parent of the world-wide group of investment management companies that operate under the collective name Baring Asset Management ("BAM").

     BAM provides global investment management services and maintains major investment offices in Boston, London, Hong Kong and Tokyo, and together with its predecessor corporation was founded in 1762. BAM provides advisory services to institutional investors, offshore investment companies, insurance companies and private clients. As of December 31, 1997, BAM managed approximately $36.1 billion of assets.

     Paul Thursby, Investment Manager, will be responsible for the day-to-day management of the Portfolio. Mr. Thursby has been an investment professional with BIIL since 1991 and has 18 years of investment experience. He is a specialist in the Japanese domestic bond market and lived in Japan for two years while working for Prudential Bache. He is a senior member of the BIIL's Fixed Income and Currency Team and sits on the Fixed Income Strategy Group. His specialization is the construction of diversified portfolios on behalf of U.S., U.K. and Japanese clients.

DIRECTORS AND EXECUTIVE OFFICERS OF BIIL
The business address of each person, except as noted following, is 155 Bishopsgate, London, England.

Name                  Position With BIIL             Other Affiliations
John Bolsover         Chairman of the Board          Chairman, Baring Asset
                                                     Management Inc.;
                                                     Chairman and Chief
                                                     Executive Officer,
                                                     Baring Asset Management
                                                     Holdings Limited
                                                     as Successor Co.
David J. Brennan      Director and Chief             Chairman and Chief
                      Executive Officer              Executive Officer,
                                                     Baring Asset Managment
                                                     Limited;
                                                     Director, Chairman and
                                                     Chief Executive Officer,
                                                     Baring International
                                                     Investment(Far East)
                                                     Limited, and Baring Asset
                                                     Management (Asia)
                                                     Limited
Michael W. Banton     Director and Chief             Director and Group Chief
                      Investment Officer             Investment Officer,
                                                     Baring Asset Managment
                                                     Ltd.
Julian T. Swayne      Chief Financial Officer        Controller and Chief
                                                     Financial
Toby H. Acton         Chief Compliance Officer       Officer, Baring Asset
                                                     Managment Ltd.
Michael D. Clegg      Director and Head of           Director, Baring Asset
                      Investment Operations          Management Inc.
Mala S. Dhillon       Director and Group Head of
                       Legal & Compliance
John E. Heskett       Director and Group Head of
                       Sales, Business Development
                       and Client Service
Mark W. Weber         Director and Group Head of
125 High Street       Marketing,
Suite 2700
High Street Tower
Boston, MA  02110-2723

     BIIL does not act as investment adviser to any other U.S. registered investment companies with investment objectives and policies similar to those of the International Fixed Income Portfolio. Nevertheless, as of September 30, 1997, BIIL managed over $2.8 billion in assets under fixed income strategies. BIIL serves as advisor to individuals, banks, non-U.S. registered investment companies, pension and profit sharing plans, trusts, estates or charitable organizations, corporations or other business entities.

     PROPOSAL RELATING INVESTMENT ADVISORY ARRANGEMENT. At the Meeting, shareholders of the Portfolio are being asked to approve an investment advisory (sub-advisory) agreeement with BIIL. The text of the BIIL Agreement is included in this Proxy Statement as Exhibit A. Approval of the BIIL Agreement requires the approval of "a majority of the outstanding voting securities" of the Portfolio. Under the 1940 Act, this term means (i) 67% of the outstanding securities of the Portfolio represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding securities of the Portfolio, whichever is less.

     ANNUAL REPORT. The Trust's 1997 Annual Report to Shareholders was mailed to shareholders on or about February 27, 1998. IF YOU SHOULD DESIRE AN ADDITIONAL COPY OF AN ANNUAL REPORT, IT CAN BE OBTAINED, WITHOUT CHARGE, FROM DSI BY CALLING (800) 344-6864.

                         PROPOSAL
          APPROVAL OF INTERNATIONAL FIXED INCOME PROTFOLIO
                    SUBADVISORY AGREEMENT

     SUMMARY OF NEW SUB-ADVISORY ARRANGEMENT. The investment objective of the International Fixed Income Portfolio is high total return. The Portfolio seeks to achieve its objective through investment in securities selected on the basis of fundamental investment research for their long-term growth prospects. At a meeting of the Board held on February 14, 1998, the Board approved the engagement of BIIL pursuant to an agreement among DSI, BIIL and the Trust ("BIIL Agreement"). The terms and conditions of the BIIL Agreement, including the portfolio management fee, are substantially the same as those of the current subadvisory agreement which was last approved by Shareholders of the Portfolio on October 9, 1997 in connection with the change of control of EISI and DSI (the "Current Sub-Advisory Agreement").

     The Current Sub-Advsory Agreement requires that the Sub-Adviser act act as the investment adviser to the Trust and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of the Trust in a manner consistent with its investment objectives, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Trust, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Sub-Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best net price and most favorable execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers and dealers who provide the Adviser with research, analysis, advice and similar services and pay such brokers and dealers in return a higher commission or spread than may be charged by other brokers or dealers.

     Under the Current Sub-Advisory Agreement, the current Sub-Adviser is now paid an sub-advisory fee by DSI, not the Portfolio, calculated at an annual rate of the average daily net asset of 0.45% of first $200 million; 0.40% of next $300 million; 0.30% of next $500 million; 0.25%
of next $1 billion; and 0.10% of average net assets over and above $2 billion. EISI (and not the Trust) paid to the current Sub-Adviser for fiscal year ended December 31, 1997 a fee of $52,363.

      Under the Investment Advisory Agreement, EISI was paid (and, since January 2, 1998, DSI is now paid) an advisory fee by the Portfolio calculated at an annual rate of the average daily net asset of 0.85% of first $200 million; 0.75% of next $300 million; 0.60% of next $500 million; 0.55 of next $1 billion; and 0.40% of average net assets over and above $2 billion. For the fiscal year ended December 31, 1997, EISI was paid $98,908 in advisory fees by the Portfolio.

     If the BIIL Agreement is approved by the shareholders of the Portfolio, the BIIL Agreement will become effective on May 1, 1998, and, unless sooner terminated, the BIIL Agreement will remain in force until May 1, 2000. The BIIL Agreement will continue in effect from year to year thereafter in accordance with its terms.

     THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR"  THE PROPOSAL.

     DISCUSSION OF THE PROPOSAL. If this proposal is approved by shareholders of the International Fixed Income Portfolio, BIIL will serve as the Sub-Advisor of the Portfolio in accordance with the BIIL Agreement as approved.

     CONSIDERATIONS OF THE BOARD. At a meeting of the Board held on February 14, 1998, the Board, including a majority of the Independent Trustees, approved the BIIL Agreement. The Board considered information provided to it relating to the management style and past performance record of BIIL. The Board was also presented with information relating to the nature and quality of the services to be provided by BIIL, the background and experience of those individuals who would be responsible for making day-to-day investment decisions with respect to assets of the Portfolio, other entities to which BIIL provides investment advisory services and the relationship between DSI and BIIL. The Board also considered the fact that the terms and conditions pursuant to which BIIL would provide its services were substantially the same as those contained in the Current Sub-Advsory Agreement.

     In determining whether it was appropriate to approve the BIIL Agreement for the Portfolio and to recommend approval to Shareholders, the Board of Trustees, including the Trustees who are not interested persons of DSI, EISI or BIIL considered various matters and materials provided by DSI and BIIL. Information considered by the Trustees included, among other things, the following: (1) the compensation to be received from DSI (not the Trust) by BIIL for its investment advisory services and the fairness and reasonableness of such compensation, and that the fee under the BIIL Agreement is the same as that under the Current
Sub-Advsory Agreement; (2) the nature and the quality of the investment advisory services expected to be rendered under the BIIL Agreement; (3) tthe background and prior experience of BIIL; (4) the financial condition of BIIL; and (5) the common goals and likely working relationship between DSI and BIIL.

     In light of the circumstances, the Trustees concluded that the terms of the BIIL Agreement are fair and reasonable. Accordingly, the Board of Trustees, including the Trustees who are not interested persons of any party to the BIIL Agreement, recommends the approval of the BIIL
Agreement among the Trust, DSI and BIIL.

                ADDITIONAL INFORMATION ABOUT THE TRUST

     OUTSTANDING SHARES. As of the Record Date, the Portfolio had
1,218,652.467 shares outstanding.

     SHARHOLDERS OF THE PORTFOLIO. As of the Record Date, no persons were known to the Trust to be the beneficial owner of more than 5% of the Shares of the Portfolio.

     OFFICERS OF THE TRUST. The principal executive officers of the Trust and their ages and principal occupations are set forth following. The executive officers of the Trust are elected annually and each serves until his or her successor shall have been duly elected and qualified.

PAUL E. LARSON, age 45, serves as Treasurer and Principal Financial Officer of the Trust. Additionally, he is President and Director of Equitable Life and Director of many Equitable Life affiliates. Prior to January 1998, he served as Executive Vice President and Chief Financial Officer Equitable of Iowa Companies and many of its subsidiaries, since 1977.

MYLES R. TASHMAN, age 55 serves as Secretary of the Trust. Additionally, he is Executive Vice President and Secretary, Golden American since 1993, General Counsel since July 1996 and Director since January 1998; Executive Vice President and Secretary, DSI since 1993, General Counsel since July 1996 and Director since January 1998; Assistant Secretary, Equitable Life since 1996; formerly, Senior Vice President and General Counsel, United Pacific Life Insurance Company (1986-1993).

KIMBERLY K. KRUMVIEDE, age 31, serves as Vice President of the Trust. Additionally, she is Managing Director, Treasurer/Secretary of EISI since February, 1996. Director - Administration, Treasurer/Secretary of EISI from June, 1994 to January, 1996. Principal - Research Adviser from April, 1994 to June, 1994; Chief Financial Officer, Joliet Concrete Products, Inc., Joliet, Illinois, from September, 1991 to March, 1994.

ERIC J. ENGSTROM, age 30, serves as Assistant Vice President and Principal Accounting Officer of the Trust. Additionally, he is a Financial Analyst for EISI since October 1996. Previously, he has served as Senior Accountant for Aldridge, Borden & Co from September 1995 to September 1996 Assistant to the CEO for the Intravenous Nurses Society from September 1994 to August 1995; Ph.D. student at the
University of Chicago's Graduate School of Business from   October 1992
to August 1994.

      OFFICERS OF THE ADVISER. The principal executive officers of DSI and their ages and principal occupations are set forth following.

      The directors and officers of DSI have, during the past year, had substantial affiliations with Golden American, Equitable Life and their affiliates. Unless otherwise stated all officers of DSI have a principal business address of 1001 Jefferson Street, Suite 400, Wilmington, Delaware 19801. Except for Mr. Kendall, all directors of DSI are employees of Equitable Life or one of its affiliates and many serve as directors to affiliated companies. Equitable Life's principal business address 909 Loccust Street, Des Moines, Iowa 50306.

Name                          Position With Adviser              Other
Affiliations
Beth B. Neppl                 Director                           Vice President
of Human Resources of
                                                                 EICI
                                                                 subsidiaries.

Terry L. Kendall              Director                           Director, and
Chief Executive Officer,
                                                                 Golden
                                                                 American Life
                                                                 Insurance
                                                                 Company;
                                                                 President,
                                                                 Director, and
                                                                 Chief
                                                                 Executive
                                                                 Officer, BT
                                                                 Variable,
                                                                 Inc., 1993 to
                                                                 present;
                                                                 Executive Vice
                                                                 President,
                                                                 Equitable of
                                                                 Iowa
                                                                 Companies
                                                                 since August,
                                                                 1996.

Myles R. Tashman              Director, Executive Vice           Director,
Executive Vice President, General
                                President, Secretary and         Counsel, and
                                Secretary of Golden American
                                General Counsel                  Life Insurance
                                Company, Inc., and First
                                                                 Golden
                                                                 American
                                                                 Insurance
                                                                 Company of New
                                                                 York.

R. Lawrence Roth              Director                           President of
VESTAX Capital Corporation

James R. McInnis              President                          Executive Vice
President of Golden
                                                                 American Life
                                                                 Insurance
                                                                 Company and
                                                                 First Golden
                                                                 American Life
                                                                 Insurance
                                                                 Company of New
                                                                 York.

Barnett Chernow               Executive Vice President           Executive Vice
President of Golden American
                                                                 Life Insurance
                                                                 Company and
                                                                 First Golden
                                                                 American Life
                                                                 Insurance
                                                                 Company of New
                                                                 York;
                                                                 Vice President
                                                                 of Equitable
                                                                 Life Insurance
                                                                 Company of
                                                                 Iowa and USG
                                                                 Annuity & Life
                                                                 Company.

Susan K. Wheat                Treasurer                          Treasurer of
Locust Street Securities, Inc.


     ADJOURNMENT. In the event that sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for Meeting, the persons named as Proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting to permit further solicitation of proxies with respect to any such proposals. In addition, if, in the judgment of the persons named as Proxies, it is advisable to defer action on one or more proposals, the persons named as Proxies may propose one or more adjournments of the Meeting for a reasonable time. Any such adjournments will require the affirmative vote of a majority of the votes cast on the questions in person or by proxy at the session of the Meeting to be adjourned, as required the Trust's Declaration of Trust and By-Laws. The persons named as Proxies will vote in favor of such adjournment those Proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those Proxies required to be voted against any of such proposals. Any proposals for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

     COSTS OF SOLICITATION. The costs associated with the Meeting will be paid by Equitable Life or DSI. Neither the Trust nor its Shareholders will bear any costs associated with the Meeting, any additional proxy solicitation or any adjourned session.

      OTHER BUSINESS AND SHAREHOLDER PROPOSALS. The management of the Trust knows of no other business to be presented at the meeting other than the matters set forth in this Statement. If any other business properly comes before the meeting, the persons designated as proxies will exercise their best judgment in deciding how to vote on such matters.

      Pursuant to the applicable laws of the Commonwealth of Massachusetts, the Declaration of Trust and the By-Laws of the Trust, the Trust need not hold annual or regular shareholder meetings, although special meetings may be called for a specific Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving a contract for investment advisory services. Therefore, it is probable that no annual meeting of shareholders will be held in 1998 or in subsequent years until so required by the 1940 Act or other applicable laws. For those years in which annual shareholder meetings are held, proposals which shareholders of the Trust intend to present for inclusion in the proxy materials with respect to the annual meeting of shareholders must be received by the Trust within a reasonable period of time before the solicitation is made.

      Please complete the enclosed authorization card and return it promptly in the enclosed self-addressed postage-paid envelope. You may revoke your proxy at any time prior to the meeting by written notice to the Trust or by submitting an authorization card bearing a later date.
The management of the Trust knows of no other business to be presented at the meeting other than the matters set forth in this Statement. If any other business properly comes before the meeting, the persons designated as proxies will exercise their best judgment in deciding how to vote on such matters.


                                   By Order of the Board of Trustees


                                   ____________________________
                                     Myles R. Tashman, Secretary

April 6, 1998
Wilmington, Delaware

                           VOTING INSTRUCTION/PROXY           [Contract Number]
                         THE EQUI-SELECT SERIES TRUST

     THIS VOTING INSTRUCTION IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE EQUI-SELECT SERIES TRUST (THE "TRUST). The Board of Trustees of the Trust recommends that you vote FOR the proposal. The costs associated with the Meeting will be paid by Directed Services, Inc. ("DSI"). Neither the Trust nor its Shareholders will bear any costs associated with this Meeting.

[Name of Contract Owner]
[Name of Joint Owner]                   PLEASE VOTE BY MARKING ONE BOX NEXT TO
[Address 1]                             THE PROPOSAL. SIGN BELOW EXACTLY
[Address 2]                             LISTED HERE AND DATE THIS VOTING
[Address 3]                             INSTRUCTION, THEN RETURN IT PROMPTLY IN
[City], [State] [Zip Code]              THE ENCLOSED ENVELOPE

     The Undersigned Contract Owner of a variable annuity contract or variable life insurance policy (each referred to as "Contract") issued by participating insurance companies and funded by a separate account of a participating insurance company hereby instructs that the shares of the named Series of the Trust attributable to his or her Contract be voted at the Meeting of Shareholders of the Trust to be held on April 28, 1998, at 10:00 a.m., local time, at 1001 Jefferson Street, Suite 400, Wilmington, Delaware, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the participating insurance companies' discretion, upon such other matters as may properly come before the Meeting or any adjournment thereof.

     UNITS                   PROPOSAL                  FOR   AGAINST    ABSTAIN
              To approve a new Sub-Advisory Agreement
              with respect to the International Fixed
              Income Portfolio among the Trust, DSI    /  /    /  /      /  /
              and Baring International Investment
              Ltd.


     This voting instruction will be voted as specified. If this voting instruction is signed , but NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PROPOSAL. If this voting instruction is not returned properly executed, such votes will be cast by the participating insurance company on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions from contract owners participating in the International Fixed Income Portfolio.

PLEASE VOTE BY MARKING ONE BOX NEXT TO THE PROPOSAL. SIGN EXACTLY AS LISTED BELOW AND DATE THIS VOTING INSTRUCTION, THEN RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT: Joint Owners must EACH sign. Trustees and others signing in a representative capacity should so indicate.


Date:__________, 1998  __________________________   __________________________
                             Contract Owner             Joint Owner (If Any)